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                                 EXHIBIT 23.01
                        CONSENT OF ARTHUR ANDERSEN, LLP,
                        INDEPENDENT PUBLIC ACCOUNTANTS,
                            DATED SEPTEMBER 11, 1996

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated July 19, 1996 on Greenway Plaza included in Crescent Real Estate Equities, Inc.'s Form 8-K dated August 15, 1996, and to all references to our Firm included in the Registration Statement.


                                        ARTHUR ANDERSEN, LLP


Dallas, Texas
September 11, 1996